UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2001
                                                  ---------------



                     PROVIDENT FINANCIAL HOLDINGS, INC.
                     ----------------------------------
            (Exact name of registrant as specified in its charter)


  Delaware                        0-28304                   33-0704889
  --------                        -------                   ----------
(State or other jurisdiction     (File number)             (I.R.S. Employer
of incorporation)                                         Identification No.)


           3756 Central Avenue, Riverside, California      92506
           ------------------------------------------      -----
            (Address of principal executive office)      (Zip code)


Registrant's telephone number, including are code: (909) 686-6060
                                                   --------------


       -----------------------------------------------------------
      (Former name or former address, if changed since last report)





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Item 5. OTHER EVENTS.

         On August 17, 2001, Provident Financial Holdings, Inc. ("The Company") announced that Provident Savings Bank will open its newest banking office in Corona, California on August 20, 2001. This new branch, which will have its grand opening on August 25, 2001, will serve one of the fastest growing communities within Riverside County, California.

         Subsequent to the opening of the new Corona banking office, Provident Savings Bank will have 12 banking offices and five mortgage lending offices throughout Southern California.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 22, 2001              Provident Financial Holdings, Inc.



                                   /s/Craig G. Blunden
                                   -------------------
                                   Craig G. Blunden

                                   President and Chief Executive Officer
                                   (Principal Executive Officer)



                                   /s/ Donavon P. Ternes
                                   ---------------------
                                   Donavon P. Ternes
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



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